                                                                    Exhibit 10.1

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                       CONVERTIBLE NOTE PURCHASE AGREEMENT

                                  by and among

                GlobalOptions Group, Inc., as Issuer and Company

                                       and

                  the other parties named herein, as Purchasers

                                  June 28, 2006

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     CONVERTIBLE NOTE PURCHASE  AGREEMENT (the "AGREEMENT") dated as of June 28,
2006,  by and  among  GlobalOptions  Group,  Inc.,  a  Nevada  corporation  (the
"COMPANY"),  and each of the other persons  listed on SCHEDULE 1 hereto (each is individually referred to as a "PURCHASER" and collectively, the "PURCHASERS").

                                    RECITALS:

     WHEREAS,  subject to the terms and  conditions  set forth in this Agreement and  pursuant to Section  4(2) of the  Securities  Act of 1933,  as amended (the
"SECURITIES ACT"), and Rule 506 promulgated  thereunder,  the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company up to an aggregate original principal amount of up to $31,500,000 of convertible  Promissory Notes (the "NOTES")  convertible into (i) the Company's  Series B Convertible  Preferred  Stock, par value $0.001
(the  "PREFERRED  STOCK") and (ii) two series of Common Stock Purchase  Warrants
(the "WARRANTS") entitling the holders thereof to purchase, in the aggregate, up to  11,025,000  shares of the  Company's  common  stock,  par value  $0.001 (the
"COMMON STOCK"), as more fully set forth herein.

     NOW THEREFORE, in consideration of the mutual promises and representations, warranties,  covenants  and  agreements  set forth herein,  the parties  hereto, intending to be legally bound, hereby agree as follows:

                          ARTICLE I - PURCHASE AND SALE

     1.1  PURCHASE AND SALE.

     (a)  On the  terms  and  subject  to  the  conditions  set  forth  in  this
Agreement,  at the Closing (as defined in Section 2.2(a)), the Company will sell and each of the  Purchasers  will purchase the Notes in the amounts set forth on
SCHEDULE 1 hereto.

     (b)  The shares of Preferred  Stock issued or issuable  upon  conversion of the Notes are referred to herein as "PREFERRED CONVERSION SHARES", the shares of
Common Stock  issued or issuable  upon  conversion  of the  Preferred  Stock are referred to herein as the  "CONVERSION  SHARES,"  and the shares of Common Stock issued or issuable  upon  exercise of the Warrants are referred to herein as the
"WARRANT SHARES."

     1.2  TERMS OF THE  NOTES,  PREFERRED  STOCK  AND  WARRANTS.  The  terms and provisions  of the  Notes are more  fully  set forth in the form of  convertible
Promissory  Note attached  hereto as EXHIBIT A. The terms and  provisions of the
Preferred  Stock  are set forth in the form of  Certificate  of  Designation  of
Series  B  Convertible  Preferred  Stock,  attached  hereto  as  EXHIBIT  B (the
"CERTIFICATE OF DESIGNATION"). The terms and provisions of the Warrants are more fully  set forth in the form of  Common  Stock  Purchase  Warrant,  attached  as
EXHIBIT 1 to the Notes.

                     ARTICLE II - PURCHASE PRICE AND CLOSING

     2.1

          PURCHASE PRICE.  The purchase price (the "PURCHASE  PRICE") to be paid by each  Purchaser  to the  Company to acquire the Notes shall be the amount set forth beside the name of each Purchaser on SCHEDULE 1 hereto.

     2.2  THE CLOSING.

     (a)  The closing of the transactions contemplated under this Agreement (the
"CLOSING")  will take place as promptly as  practicable,  but no later than five
(5) business days following  satisfaction  or waiver of the conditions set forth in  Articles  6.1(a) and (b) and 6.2(a)  (other than those  conditions  which by their terms are not to be satisfied or waived until the Closing), at the offices of Wiggin and Dana LLP, 400 Atlantic Street, Stamford, CT 06901 (or remotely via exchange of documents  and  signatures)  or at such other place or day as may be mutually  acceptable to the  Purchasers  and the Company.  The date on which the
Closing occurs is the "CLOSING DATE".

     (b)  At the Closing,  the  Purchasers  shall  purchase,  severally  and not jointly,  and  the  Company  shall  issue  and  sell,  in the  aggregate,  up to
$31,500,000  principal  amount of Notes.  At the Closing,  each Purchaser  shall purchase  from  the  Company,  and the  Company  shall  issue  and  sell to each
Purchaser,  Notes having an original  principal amount equal to such Purchaser's
Purchase Price as set forth next to such Purchaser's name on SCHEDULE 1.

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Company's  representations  and warranties below are qualified in their entirety  by the  SEC  Documents  (as  defined  in  Section  3.6).  The  Company represents and warrants to the Purchasers as follows:

     3.1  CORPORATE  EXISTENCE  AND POWER;  SUBSIDIARIES.  The  Company  and its
Subsidiaries  (as defined below) are  corporations  duly  incorporated,  validly existing  and in good  standing  under the laws of the  state in which  they are incorporated,  and have all corporate powers required to carry on their business as now  conducted.  The Company and its  Subsidiaries  are duly  qualified to do business as a foreign  corporation and are in good standing in each jurisdiction where the  character  of the  property  owned or leased by them or the nature of
their  activities  makes  such   qualification   necessary,   except  for  those
jurisdictions  where the failure to be so qualified  would not have or result in
(i) a material adverse effect on the legality, validity or enforceability of any
Transaction  Document (as defined below),  (ii) a material adverse effect on the business or financial condition of the Company and the Subsidiaries,  taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material  respect on a timely basis its  obligations  under any  Transaction
Document  (any of (i), (ii) or (iii),  a "MATERIAL  ADVERSE  EFFECT").  True and
complete  copies of the  Company's  Articles of  Incorporation,  as amended (the
"CERTIFICATE"),  and Bylaws,  as amended (the "BYLAWS"),  as currently in effect and as will be in effect on the Closing Date (collectively, the "CERTIFICATE AND
BYLAWS"), have previously been made available to the Purchasers. For purposes of this Agreement,  the term "SUBSIDIARY" or "SUBSIDIARIES"  means, with respect to any entity,  any corporation or other  organization of which securities or other ownership  interests  having  ordinary  voting  power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly  owned by such  entity or of which  such  entity is a partner  or is, directly  or  indirectly,  the  beneficial  owner of 50% or more of any class of equity securities or equivalent profit participation interests.

     3.2  CORPORATE  AUTHORIZATION.  The execution,  delivery and performance by the Company of this  Agreement,  the Notes,  the Warrants,  the  Certificate  of

Designation,  the Investor  Rights  Agreement,  and each of the other  documents executed  pursuant to and in connection with this Agreement  (collectively,  the
"TRANSACTION DOCUMENTS"),  and the consummation of the transactions contemplated hereby and thereby (including,  but not limited to, the sale and delivery of the
Notes,  and the  subsequent  issuance  of the  Preferred  Conversion  Shares and
Warrants upon conversion of the Notes, the Conversion  Shares upon conversion of the  Preferred  Conversion  Shares and the Warrant  Shares upon  exercise of the
Warrants) have been duly authorized,  and no additional corporate or stockholder action is required for the approval thereof.  The Preferred  Conversion  Shares, the  Conversion  Shares  and the  Warrant  Shares  have been duly  reserved  for issuance by the Company. This Agreement and the other Transaction Documents have been or, to the extent contemplated hereby or by the Transaction Documents, will
be  duly  executed  and  delivered  and  constitute,   or  will  constitute  (as
applicable),  the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their terms,  except as may be limited by bankruptcy,  reorganization,  insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as  enforceability  of its  obligations  hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.3  CHARTER, BYLAWS AND CORPORATE RECORDS. The minute books of the Company and its Subsidiaries  contain,  in all material respects,  complete and accurate records of all meetings and other  corporate  actions of the board of directors, committees  of the board of directors,  incorporators  and  stockholders  of the
Company  and  its  Subsidiaries  to the  date  hereof.  All  material  corporate decisions  and actions  have been validly made or taken.  All  corporate  books, including without limitation the share transfer register, comply with applicable laws and regulations in all material  respects and have been regularly  updated.
Such books  correctly  reflect  all the  decisions  of the  stockholders  in all material respects.

     3.4  GOVERNMENTAL   AUTHORIZATION.   Except   as   otherwise   specifically
contemplated in this Agreement and the other Transaction  Documents,  and except for: (i) the filings  referenced  in Section  5.12;  (ii) the filing of a Form D with respect to the Notes under Regulation D under the Securities Act; (iii) the filing  of  the  Registration  Statement  (as  defined  in the  Investor  Rights
Agreement) with the Commission;  (iv) the  application(s) to each trading market for the  listing of the  Conversion  Shares and the  Warrant  Shares for trading thereon;  and (v) any  filings  required  under state  securities  laws that are permitted  to be made  after  the  date  hereof,  the  execution,  delivery  and performance  by  the  Company  of  this  Agreement  and  the  other  Transaction
Documents,  and the  consummation of the  transactions  contemplated  hereby and thereby  (including,  but not limited to, the sale and delivery of the Notes and the  subsequent  issuance of the Preferred  Conversion  Shares and Warrants upon conversion of the Notes, the Conversion  Shares upon conversion of the Preferred
Conversion  Shares and Warrant  Shares upon the exercise of the Warrants) by the
Company require no action (including, without limitation,  stockholder approval)
by or in respect  of, or filing  with,  any  governmental  or  regulatory  body, agency, official or authority (including, without limitation, Nasdaq), except as would not cause a Material Adverse Effect.

     3.5  NON-CONTRAVENTION.  The  execution,  delivery and  performance  by the
Company  of  this  Agreement  and  the  other  Transaction  Documents,  and  the consummation by the Company of the transactions  contemplated hereby and thereby
(including the issuance of the Notes,  Warrants,  Preferred  Conversion  Shares,
Conversion  Shares and  Warrant  Shares) do not and will not (a)  contravene  or conflict with the Certificate (as amended by the Certificate of Designation) and
Bylaws of the Company and its  Subsidiaries  or any material  agreement to which the Company is a party or by which it is bound;  (b) contravene or conflict with or  constitute  a violation of any  material  provision of any law,  regulation, judgment,  injunction, order or decree binding upon or applicable to the Company or its  Subsidiaries;  (c)  constitute a default (or would  constitute a default with  notice  or  lapse  of time or  both)  under  or  give  rise to a right  of termination,  cancellation  or  acceleration  or loss of any  benefit  under any material agreement, contract or other instrument binding upon the Company or its
Subsidiaries or under any material license,  franchise,  permit or other similar authorization  held by the  Company  or its  Subsidiaries;  or (d) result in the creation  or  imposition  of any Lien (as  defined  below)  on any  asset of the
Company or its  Subsidiaries.  For purposes of this  Agreement,  the term "LIEN"
means, with respect to any asset, any mortgage,  lien, pledge, charge,  security interest, claim or encumbrance of any kind in respect of such asset.

     3.6  SEC DOCUMENTS.  The Company is obligated under the Securities Exchange
Act of 1934,  as  amended  (the  "EXCHANGE  ACT") to file  reports  pursuant  to
Sections 13 or 15(d)  thereof (all such reports filed or required to be filed by
the  Company,   including  all  exhibits  thereto  or  incorporated  therein  by reference,  and all  documents  filed by the Company  under the  Securities  Act hereinafter  called the "SEC  DOCUMENTS").  The Company has filed all reports or other  documents  required to be filed under the Exchange Act. All SEC Documents filed by the Company (i) were  prepared in all material  respects in  accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded  by a filing prior to the date hereof,  then on the date of such filing)  contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or  necessary  in order to make the statements  therein, in light of the circumstances under which they were made, not  misleading.  The Company has  previously  made available to each  Purchaser a correct  and  complete  copy of each report  which the Company
filed  with  the   Securities  and  Exchange   Commission   (the  "SEC"  or  the
"COMMISSION")  under the Exchange Act for any period ending on or after December
31, 2005 (the "RECENT  REPORTS").  None of the information  about the Company or any of its Subsidiaries  which has been disclosed to the Purchasers herein or in the course of  discussions  and  negotiations  with respect  hereto which is not disclosed in the Recent  Reports is or was required to be so  disclosed,  and no material non-public information has been disclosed to the Purchasers.

     3.7  FINANCIAL  STATEMENTS.  Each of the Company's (i) audited consolidated balance  sheet and related  consolidated  statements  of income,  cash flows and changes in stockholders'  equity (including the related notes) as of and for the years  ended  December  31,  2005 and  December  31,  2004,  (ii) the  Company's
unaudited  consolidated  balance  sheet and related  consolidated  statements of income,  cash flows and changes in stockholders'  equity as of and for the three months ended March 31, 2006, (iii) the financial statements of entities acquired by the Company,  in each case as contained in the Recent  Reports  (each of (i),
(ii) and  (iii),  collectively,  the  "COMPANY'S  FINANCIAL  STATEMENTS"  or the
"FINANCIAL  STATEMENTS")  (x)  present  fairly  in  all  material  respects  the financial position of the Company and its Subsidiaries or such other entities on a consolidated basis as of the dates thereof and the results of operations, cash flows and  stockholders'  equity as of and for each of the  periods  then ended, except that the unaudited  financial  statements are subject to normal  year-end adjustments,  and (y) were prepared in accordance  with United States  generally accepted accounting principals ("GAAP") applied on a consistent basis throughout the periods involved,  in each case, except as otherwise  indicated in the notes thereto.

     3.8  COMPLIANCE  WITH  LAW.  The  Company  and  its   Subsidiaries  are  in
compliance  and have  conducted  their  business  so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency,  commission,  regulatory  authority or other  governmental  authority or instrumentality,  domestic  or  foreign,  applicable  to their  operations,  the violation of which would cause a Material Adverse Effect. There are no judgments or orders, injunctions,  decrees,  stipulations or awards (whether rendered by a court or  administrative  agency or by arbitration),  including any such actions relating to affirmative action claims or claims of  discrimination,  against the
Company or its  Subsidiaries  or against any of their  properties  or businesses that would be reasonably likely to have a Material Adverse Effect.

     3.9  NO DEFAULTS.  The Company and its  Subsidiaries are not, nor have they received  notice that they would be with the passage of time,  giving of notice, or both, (i) in violation of any provision of their  Certificate and Bylaws (ii)
in default or violation of any term, condition or provision of (A) any judgment, decree,  order,  injunction  or  stipulation  applicable  to the  Company or its
Subsidiaries or (B) any material agreement, note, mortgage, indenture, contract, lease or  instrument,  permit,  concession,  franchise  or  license to which the
Company  or  its  Subsidiaries  are a  party  or by  which  the  Company  or its
Subsidiaries or their  properties or assets may be bound,  and, to the knowledge of the  Company,  no  circumstances  exist which would  entitle any party to any material agreement, note, mortgage, indenture,  contract, lease or instrument to which such  Company or its  Subsidiaries  are a party,  to  terminate  such as a result of such Company or its  Subsidiaries,  having failed to meet any material provision  thereof  including,  but  not  limited  to,  meeting  any  applicable milestone under any material agreement or contract.

     3.10 LITIGATION.  Except as disclosed in the Recent  Reports or on SCHEDULE
3.10, there is no action,  suit,  proceeding,  judgment,  claim or investigation pending or, to the best knowledge of the Company, threatened against the Company and its Subsidiaries which could,  individually or in the aggregate,  reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries
or which in any manner challenges or seeks to prevent, enjoin,  materially alter or materially delay any of the  transactions  contemplated  hereby,  and, to the knowledge  of the  Company,  there is no basis for the  assertion  of any of the foregoing.  There are no  material  claims  or  complaints  existing  or, to the knowledge of the Company or its  Subsidiaries,  threatened for product liability in respect of any  product of the Company or its  Subsidiaries,  and the Company
and its  Subsidiaries  are not aware of any basis for the  assertion of any such claim.

     3.11 ABSENCE OF CERTAIN  CHANGES.  Since December 31, 2005, the Company has
conducted its business  only in the ordinary  course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:

     (a)  Any event that could reasonably be expected to have a Material Adverse
Effect on the Company or any of its Subsidiaries;

     (b)  Any amendments or changes in the  Certificate or Bylaws of the Company and its Subsidiaries,  other than on account of the filing of the Certificate of
Designation;

     (c)  Any damage,  destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Company and its Subsidiaries;

     (d)  Except as set forth on SCHEDULE 3.11(D), any

          (i)  incurrence,  assumption  or  guarantee  by  the  Company  or  its
     Subsidiaries of any debt for borrowed money other than for equipment leases in the ordinary course of business;

          (ii)  issuance  or  sale  of  any  securities   convertible   into  or
     exchangeable  for  securities  of the  Company  other  than  to  directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company;

          (iii)  issuance or sale of options or other rights to acquire from the
     Company or its  Subsidiaries,  directly or  indirectly,  securities  of the
     Company or any securities  convertible  into or  exchangeable  for any such
     securities,   other  than  options  issued  to  directors,   employees  and
     consultants  in the  ordinary  course of business in  accordance  with past practice;

          (iv) issuance or sale of any stock, bond or other corporate security;

          (v) discharge or satisfaction of any material Lien, other than current liabilities  incurred  since  December 31, 2005 in the  ordinary  course of business;

          (vi) declaration or making any payment or distribution to stockholders or  purchase  or  redemption  of any  share of its  capital  stock or other security;

          (vii) sale,  assignment  or transfer of any of its  intangible  assets except in the ordinary  course of business,  or cancellation of any debt or claim except in the ordinary course of business;

          (viii) waiver of any right of substantial  value whether or not in the ordinary course of business;

          (ix) material  change in officer  compensation  except in the ordinary course of business and consistent with past practices; or

          (x)  other  commitment  (contingent  or  otherwise)  to do  any of the foregoing.

     (e)  Any  creation,  sufferance  or assumption by the Company or any of its
Subsidiaries  of any Lien on any material  asset (other than Liens in connection with equipment  leases and working capital lines of credit set forth on SCHEDULE
3.11(E))  or any  making of any loan,  advance  or  capital  contribution  to or
investment  in  any  Person  in  an  aggregate   amount  which  exceeds  $50,000
outstanding at any time;

     (f)  Any  entry  into,   amendment  of,   relinquishment,   termination  or
non-renewal  by the  Company  or its  Subsidiaries  of  any  material  contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

     (g)  Any  transfer  or  grant  of a  material  right  with  respect  to the trademarks,  trade names,  service  marks,  trade  secrets,  copyrights or other
intellectual   property   rights  owned  or  licensed  by  the  Company  or  its
Subsidiaries, except as among the Company and its Subsidiaries.

     3.12 NO UNDISCLOSED LIABILITIES. Except as set forth in the Recent Reports, and except for liabilities  and  obligations  incurred in the ordinary course of business since December 31, 2005, as of the date hereof, (i) the Company and its
Subsidiaries  do not have any material  liabilities  or  obligations  (absolute, accrued,  contingent  or  otherwise)  which,  and (ii) to the  knowledge  of the
Company,  there has not been any aspect of the prior or  current  conduct of the business  of the Company or its  Subsidiaries  which is likely to form the basis for any material  claim by any third party which if asserted could result in any such  material  liabilities  or  obligations  which,  are not  fully  reflected, reserved against or disclosed in the balance sheet of the Company as at December
31, 2005.

     3.13 TAXES.  All material tax returns and tax reports  required to be filed with  respect to the income,  operations,  business or assets of the Company and its  Subsidiaries  have been timely filed (or  appropriate  extensions have been obtained) in all material respects with the appropriate governmental agencies in all  jurisdictions  in which such  returns and reports are required to be filed, and all of the  foregoing  as filed are  correct and  complete  in all  material respects and, in all material  respects,  reflect  accurately  all liability for taxes of the Company and its  Subsidiaries for the periods to which such returns relate,  and all amounts  shown as owing  thereon  have been paid.  All material income,  profits,  franchise,  sales,  use,  value added,  occupancy,  property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties),  if any,  collectible or payable by the Company and its Subsidiaries or relating to or  chargeable  against any of its material  assets,  revenues or
income  or  relating  to  any  employee,   independent   contractor,   creditor,
stockholder or other third party through the Closing Date,  were fully collected and paid by such date if due by such date or provided  for by adequate  reserves in the  Financial  Statements  as of and for the period ended  December 31, 2005
(other than taxes  accruing  after such date) and all similar  items due through the  Closing  Date will have been  fully  paid by that date or  provided  for by adequate  reserves,  whether or not any such taxes were reported or reflected in any tax returns or filings.  No taxation  authority  has notified the Company in writing  of its  intent  to  audit  the  records  of the  Company  or any of its
Subsidiaries for the purpose of verifying or disputing any tax returns,  reports or related information and disclosures  provided to such taxation authority,  or for the  Company's or any of its  Subsidiaries'  alleged  failure to provide any such tax returns,  reports or related  information and  disclosure.  No material claims or deficiencies  have been asserted  against or inquiries raised with the
Company  or any  of  its  Subsidiaries  with  respect  to  any  taxes  or  other governmental  charges or levies which have not been paid or otherwise satisfied, including  claims  that,  or  inquiries  whether,  the  Company  or  any  of its
Subsidiaries  has not filed a tax return that it was  required to file,  and, to the best of the Company's  knowledge,  there exists no reasonable  basis for the making of any such  claims or  inquiries.  Neither  the  Company  nor any of its
Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.

     3.14 INTERESTS OF OFFICERS, DIRECTORS AND OTHER AFFILIATES. The description of any interest held, directly or indirectly,  by any officer, director or other

Affiliate (as defined below) of the Company or its Subsidiaries  (other than the interests of the Company and its  Subsidiaries  in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to the Company's business,  including  any interest in the  Intellectual  Property (as defined in
Section 3.15 hereof),  as set forth in the Recent Reports,  is true and complete in all material  respects,  and no officer,  director or other  Affiliate of the
Company or its Subsidiaries has any interest in any property,  real or personal, tangible  or  intangible,  used  in or  pertaining  to the  Company's  business, including the Company's  Intellectual  Property,  other than as set forth in the
Recent Reports. As used in this Agreement, "AFFILIATE" means any Person (as such term  is  defined  below)  that,  directly  or  indirectly  through  one or more intermediaries,  controls or is controlled by or is under common  control with a
Person,  as such  terms  are used in and  construed  under  Rule 144  under  the
Securities  Act.  With respect to a Purchaser,  any  investment  fund or managed account that is managed on a discretionary  basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such  Purchaser.  As used in this Agreement,  "Person" means any individual or  corporation,  partnership, trust,  incorporated  or  unincorporated  association,  joint  venture,  limited liability company, joint stock company,  government (or an agency or subdivision of any thereof) or other entity of any kind.

     3.15 INTELLECTUAL PROPERTY.  Other than as set forth in the Recent Reports:

     (a)  the  Company or a  Subsidiary  thereof  has the right to use or is the sole and exclusive owner of all right, title and interest in and to all material foreign and domestic patents,  patent rights,  trademarks,  service marks, trade names,  brands and  copyrights  (whether or not  registered  and, if applicable, including pending  applications for  registration)  owned, used or controlled by the Company and its Subsidiaries (collectively, the "RIGHTS") and in and to each material invention,  software, trade secret, technology,  product,  composition, formula,  method of process used by the Company or its Subsidiaries  (the Rights and such other  items,  the  "INTELLECTUAL  PROPERTY"),  and,  to the  Company's
knowledge,  has the  right  to use the  same,  free and  clear  of any  claim or conflict with the rights of others;

     (b)  no royalties or fees (license or otherwise) are payable by the Company or its  Subsidiaries  to any Person by reason of the  ownership or use of any of the Intellectual Property except as set forth on SCHEDULE 3.15;

     (c)  there have been no claims made against the Company or its Subsidiaries asserting the  invalidity,  abuse,  misuse,  or  unenforceability  of any of the
Intellectual  Property,  and, to its knowledge,  there are no reasonable grounds for any such claims;

     (d)  neither the Company  nor its  Subsidiaries  have made any claim of any violation or infringement by others of its rights in the Intellectual  Property, and to the best of the  Company's  knowledge,  no  reasonable  grounds  for such claims exist; and

     (e)  neither the Company nor its Subsidiaries  have received written notice that it is in conflict with or infringing  upon the asserted rights of others in connection with the Intellectual Property.

     3.16 RESTRICTIONS  ON BUSINESS  ACTIVITIES.  Other than as set forth in the
Recent Reports,  there is no agreement,  judgment,  injunction,  order or decree binding upon the Company or its  Subsidiaries  which has or could  reasonably be expected to have the effect of prohibiting or materially  impairing any business practice  of the  Company  or its  Subsidiaries,  any  material  acquisition  of property  by the Company or its  Subsidiaries  or the conduct of business by the
Company or its Subsidiaries as currently  conducted or as currently  proposed to be conducted by the Company.

     3.17 PREEMPTIVE RIGHTS.  Except for such rights which have been duly waived by the appropriate persons,  none of the stockholders of the Company possess any preemptive  rights  in  respect  of  the  Notes,  the  Warrants,  the  Preferred
Conversion  Shares,  Conversion  Shares  or  Warrant  Shares to be issued to the
Purchasers  upon  conversion of the Notes or the Preferred  Stock or exercise of the Warrants, as applicable.

     3.18 INSURANCE.  The insurance policies providing insurance coverage to the
Company or its Subsidiaries including for product liability are adequate for the business conducted by the Company and its Subsidiaries (currently limited to the testing  phase)  and  are  sufficient  for  compliance  by the  Company  and its
Subsidiaries  with all requirements of law and all material  agreements to which the Company or its  Subsidiaries are a party or by which any of their assets are bound in all  material  respects.  All of such  policies  are in full  force and effect and are valid and  enforceable  in accordance  with their terms,  and the
Company  and  its  Subsidiaries  have  complied  with  all  material  terms  and conditions of such policies,  including premium payments.  None of the insurance carriers has provided  written notice to the Company or its  Subsidiaries  of an intention to cancel any such policy.

     3.19  SUBSIDIARIES  AND  INVESTMENTS.  Except  as set  forth in the  Recent
Reports or on SCHEDULE 3.19, the Company has no Subsidiaries or Investments. For
purposes of this Agreement,  the term "INVESTMENTS"  shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or  commitments  to purchase any stock,  bonds,  notes,  debentures or other  securities  of any other  Person,  and any other  investment in any other
Person,   including   partnerships   or  joint  ventures   (whether  by  capital
contribution  or  otherwise) or other similar  arrangement  (whether  written or oral) with any Person,  including but not limited to  arrangements  in which (i)
the Person shares  profits and losses,  (ii) any such other Person has the right to  obligate or bind the Person to any third  party,  or (iii) the Person may be wholly or partially  liable for the debts or  obligations  of such  partnership, joint venture or other arrangement.

     3.20 CAPITALIZATION.  (a)  The  authorized  capital  stock  of the  Company consists of 85,000,000  shares of common stock,  $0.001 par value per share,  of which [15,310,254]  shares are issued and outstanding as of the date hereof, and
15,000,000 shares of preferred stock, issuable in one or more classes or series, with  such  relative  rights  and  preferences  as the  Board of  Directors  may determine,  of which  (i)  16,000  shares  have  been  designated  as  "Series A
Convertible Preferred Stock", 7,750 of which are issued and outstanding and (ii)
60,000 shares will be,  immediately  prior to the Closing under this  Agreement, designated as the "Series B Convertible Preferred Stock", of which no shares are issued and outstanding immediately prior to the execution of this Agreement.

     (b)  All shares of the Company's issued and outstanding  capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.  No  securities  issued  by the  Company  from  the  date  of its incorporation  to the date hereof were issued in violation  of any  statutory or common law preemptive rights.  There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company.  All material taxes required to be paid by Company in connection with the issuance and any transfers by the  Company of the  Company's  capital  stock have been paid.  All  material permits or authorizations required to be obtained from or registrations required to be  effected  with any Person in  connection  with any and all  issuances  of securities  of the Company from the date of the Company's  incorporation  to the date hereof have been  obtained or effected,  and all  securities of the Company have been issued in accordance with the provisions of all applicable  securities or other laws except as could not cause a Material Adverse Effect.

     3.21 OPTIONS, WARRANTS, RIGHTS. Except as set forth on SCHEDULE 3.21, there are no outstanding  (a)  securities,  notes or instruments  convertible  into or exercisable  for any of the  capital  stock or  other  equity  interests  of the
Company or its  Subsidiaries;  (b)  options,  warrants,  subscriptions  or other rights to acquire capital stock or other equity  interests of the Company or its
Subsidiaries;  or (c)  commitments,  agreements or  understandings  of any kind, including employee benefit arrangements,  relating to the issuance or repurchase by the  Company  or its  Subsidiaries  of any  capital  stock  or  other  equity interests of the Company or its Subsidiaries, any such securities or instruments convertible  or  exercisable  for  securities or any such  options,  warrants or rights.  Other than the rights of the Purchasers  under the Preferred  Stock and the Warrants,  and except as set forth on SCHEDULE 3.21, neither the Company nor the Subsidiaries  have granted  anti-dilution  rights to any person or entity in connection  with any  outstanding  option,  warrant,  subscription  or any other instrument  convertible or exercisable  for the securities of the Company or any of its Subsidiaries ("ANTI-DILUTION RIGHTS"). SCHEDULE 3.21 accurately describes all of the adjustments that will occur pursuant to existing Anti-Dilution Rights as a result of the  transactions  contemplated  by this  Agreement and the other
Transaction Documents. Other than the rights granted to the Purchasers under the
Investor  Rights  Agreement,  there are no  outstanding  rights which permit the holder thereof to cause the Company or the  Subsidiaries  to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Company or any of its Subsidiaries in a registration statement filed by the Company or any of its  Subsidiaries  under the Securities  Act, and there are no outstanding  agreements or other commitments which otherwise relate to the  registration of any securities of the Company or any of its Subsidiaries for sale or  distribution in any  jurisdiction,  except as set forth on SCHEDULE
3.21.

     3.22 EMPLOYEES, EMPLOYMENT AGREEMENTS AND EMPLOYEE BENEFIT PLANS. Except as
set forth in the Recent  Reports or on SCHEDULE  3.22,  there are no employment,
consulting,   severance  or   indemnification   arrangements,   agreements,   or
understandings  between the Company and any  officer,  director,  consultant  or employee of the Company or its Subsidiaries  (the "EMPLOYMENT  AGREEMENTS").  No
Employment  Agreement  provides  for the  acceleration  or change in the  award,
grant,  vesting  or  determination  of  options,   warrants,  rights,  severance
payments,  or other  contingent  obligations  of any  nature  whatsoever  of the
Company or its  Subsidiaries in favor of any such parties in connection with the transactions  contemplated by this Agreement.  Except as disclosed in the Recent
Reports  or on  SCHEDULE  3.22 and except to the  extent  not  involving  annual payments  by the  Company  in excess of  $500,000,  the terms of  employment  or

                                       10

engagement  of all  directors,  officers,  employees,  agents,  consultants  and professional  advisors of the Company and its  Subsidiaries  are such that their employment or engagement may be terminated  upon not more than two weeks' notice given at any time without  liability for payment of  compensation or damages and the  Company  and its  Subsidiaries  have  not  entered  into any  agreement  or arrangement  for the management of their business or any part thereof other than with their directors or employees.

     3.23 ABSENCE OF CERTAIN  BUSINESS  PRACTICES.  Neither  the  Company or any
Subsidiary,  nor, to the knowledge of the Company, any Affiliate of the Company, any agent or employee of the Company,  any other  Person  acting on behalf of or associated with the Company,  or any individual  related to any of the foregoing
Persons,  acting alone or together,  has: (a) received,  directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits,  regardless  of their  nature or type,  from any  customer,  supplier, trading company,  shipping company,  governmental  employee or other Person with whom the Company has done business  directly or  indirectly;  or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier,  trading company,  shipping  company,  governmental  employee or other
Person who is or may be in a  position  to help or hinder  the  business  of the
Company  (or  assist  the  Company in  connection  with any  actual or  proposed transaction)  which (i) may  subject the Company to any damage or penalty in any civil, criminal or governmental  litigation or proceeding,  (ii) if not given in the  past,  may  have  had an  adverse  effect  on the  Company  or (iii) if not continued in the future, may adversely affect the assets,  business,  operations or  prospects  of the  Company or subject  the Company to suit or penalty in any private or governmental litigation or proceeding.

     3.24 PRODUCTS AND SERVICES. To the knowledge of the Company and except as disclosed in the Recent Reports, there exists no set of facts (i) which could
furnish  a  basis  for  the  withdrawal,   suspension  or  cancellation  of  any
registration,  license,  permit or other governmental approval or consent of any governmental  or  regulatory  agency  with  respect  to any  product  or service developed  or  provided  by the  Company or its  Subsidiaries,  (ii) which could furnish a basis for the  withdrawal,  suspension or cancellation by order of any state, federal or foreign court of law of any product or service, or (iii) which could have a material adverse effect on the continued  operation of any facility of the Company or its Subsidiaries or which could otherwise cause the Company or its Subsidiaries to withdraw, suspend or cancel any such product or service from the  market or to change the  marketing  classification  of any such  product or service.  Each product or service  provided by Company or its  Subsidiaries  has been  provided in accordance  in all material  respects with the  specifications under which such  product or service  normally is and has been  provided and the provisions of all applicable laws or regulations.

     3.25 ENVIRONMENTAL  MATTERS.  None of the premises or any properties owned, occupied or leased by the Company or its Subsidiaries  (the "PREMISES") has been used by the Company or the Subsidiaries or, to the Company's  knowledge,  by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a "HAZARDOUS  SUBSTANCE"  under  applicable  Environmental
Laws  (hereinafter  defined)  ("HAZARDOUS   SUBSTANCES")  in  violation  of  any
applicable   Environmental   Laws.  To  its  knowledge,   the  Company  and  its
Subsidiaries have not disposed of, discharged, emitted or released any Hazardous
Substances   which  would  require,   under   applicable   Environmental   Laws,
remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Company or its Subsidiaries or, to the Company's  knowledge,  any other Person,  in, on or under the Premises which

                                       11

would give rise to any liability or clean-up  obligations  of the Company or its
Subsidiaries  under  applicable  Environmental  Laws.  The  Company  and, to the
Company's  knowledge,  any other Person for whose conduct it may be  responsible pursuant to an  agreement  or by  operation  of law,  are in  compliance  in all material respects with all laws,  regulations and other federal,  state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses,  approvals, consents or injunctions in effect on the date  of  this  Agreement  relating  to the  generation,  management,  handling, transportation,  treatment,  disposal, storage, delivery,  discharge, release or emission of any Hazardous  Substance  (the  "ENVIRONMENTAL  LAWS").  Neither the
Company nor, to the Company's  knowledge,  any other Person for whose conduct it may be responsible  pursuant to an agreement or by operation of law has received any written complaint,  notice, order, or citation of any actual,  threatened or alleged  noncompliance  with  any of the  Environmental  Laws,  and  there is no proceeding,  suit or  investigation  pending  or,  to the  Company's  knowledge, threatened against the Company or, to the Company's  knowledge,  any such Person with respect to any violation or alleged  violation of the  Environmental  Laws, and, to the knowledge of the Company,  there is no basis for the  institution of any such proceeding, suit or investigation.

     3.26 LICENSES; COMPLIANCE WITH REGULATORY REQUIREMENTS. Except as disclosed in the Recent Reports, the Company holds all material authorizations,  consents, approvals,  franchises,  licenses and permits  required under  applicable law or regulation for the operation of the business of the Company and its Subsidiaries as presently operated (the "GOVERNMENTAL AUTHORIZATIONS").  All the Governmental
Authorizations  have been  duly  issued or  obtained  and are in full  force and effect, and the Company and its Subsidiaries are in material compliance with the terms of all the Governmental  Authorizations.  The Company and its Subsidiaries
have  not  engaged  in any  activity  that,  to  their  knowledge,  would  cause revocation or suspension of any such  Governmental  Authorizations.  The Company has no  knowledge of any facts which could  reasonably  be expected to cause the
Company to believe that the Governmental  Authorizations  will not be renewed by the appropriate  governmental  authorities in the ordinary  course.  Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

     3.27 BROKERS.  Except as set forth on SCHEDULE  3.27, no broker,  finder or investment  banker  is  entitled  to any  brokerage,  finder's  or other  fee or commission in connection with the  transactions  contemplated by this Agreement, based upon any arrangement made by or on behalf of the Company, which would make any Purchaser liable for any fees or commissions.

     3.28 SECURITIES  LAWS.  Neither the Company  nor its  Subsidiaries  nor any
agent acting on behalf of the Company or its Subsidiaries has taken or will take any action which might cause this Agreement or the Notes,  Preferred  Conversion
Shares,  Conversion  Shares,  Warrants  and Warrant  Shares  (collectively,  the
"SECURITIES")  to violate the Securities Act or the Exchange Act or any rules or regulations promulgated  thereunder,  as in effect on the Closing Date. Assuming that all of the  representations  and  warranties of the Purchasers set forth in
Article  IV are true,  the offer  and sale of the Notes is being  conducted  and completed in compliance with the Securities Act. All shares of capital stock and other securities  issued by the Company and its  Subsidiaries  prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration  requirements under the Securities Act and all applicable state securities or "BLUE SKY" laws and in compliance in all material respects  with all  applicable  corporate  laws,  except  as could  not  cause a
Material Adverse Effect.

                                       12

     3.29 DISCLOSURE.  No representation or warranty made by the Company in this
Agreement,  nor in any  Transaction  Document  schedule or exhibit  prepared and furnished by the Company or the  representatives  of the Company pursuant hereto or in connection with the transactions  contemplated hereby, contains any untrue statement of a material  fact,  or omits to state a material  fact  necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

     3.30 POISON  PILL.  The Company and its Board of  Directors  have taken all necessary  action,  if any, in order to render  inapplicable  any control  share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's
Certificate of Incorporation  (or similar charter  documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result  of the  Purchasers  and the  Company  fulfilling  their  obligations  or
exercising  their  rights  under  this  Agreement  and  the  other   Transaction
Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each  Purchaser,  for  itself  only,  hereby  severally  and  not  jointly, represents and warrants to the Company as follows:

     4.1  EXISTENCE AND POWER. The Purchaser,  if not a natural person,  is duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction  of such  Purchaser's  organization.  Such Purchaser has all powers required to bind it to the  representations,  warranties and covenants set forth herein.

     4.2  AUTHORIZATION.   The  execution,   delivery  and  performance  by  the
Purchaser of this Agreement,  the Transaction  Documents to which such Purchaser is  a  party,  and  the  consummation  by  the  Purchaser  of  the  transactions contemplated  hereby and thereby have been duly  authorized,  and no  additional action is required for the approval of this  Agreement or the other  Transaction
Documents.  This  Agreement  and the other  Transaction  Documents  to which the
Purchaser is a party have been or, to the extent  contemplated  hereby,  will be duly executed and delivered and constitute  valid and binding  agreements of the
Purchaser,  enforceable  against such Purchaser in accordance  with their terms, except as may be limited by bankruptcy,  reorganization,  insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of  creditors  and except  that  enforceability  of their  obligations thereunder  are subject to general  principles of equity  (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3  INVESTMENT. The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection  with, any distribution  thereof,  nor with the intention of  distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the  securities  for any minimum or other specific term  and  reserves  the  right  to  dispose  of the  securities  at any time in accordance  with or pursuant to a registration  statement or an exemption  under

                                       13

the Securities  Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an  "ACCREDITED  INVESTOR" as such term is defined in
Rule 501 of Regulation D, as promulgated under the Securities Act.

     4.4  RELIANCE ON EXEMPTIONS.  The Purchaser understands that the Securities are  being  offered  and  sold to  such  Purchaser  in  reliance  upon  specific exemptions from the registration requirements of United States federal and state securities  laws and that the Company is relying upon the truth and accuracy of,
and  such  Purchaser's   compliance  with,  the   representations,   warranties,
agreements,  acknowledgments  and  understandings  of such  Purchaser  set forth herein  in  order to  determine  the  availability  of such  exemptions  and the eligibility of such Purchaser to acquire the securities.

     4.5  EXPERIENCE OF THE PURCHASER.  The Purchaser,  either alone or together with its representatives,  has such knowledge,  sophistication and experience in business and financial  matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities,  and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an  investment  in the  securities  and, at the present time, is able to afford a complete loss of such investment.

     4.6  GENERAL  SOLICITATION.  The Purchaser is not purchasing the securities as a  result  of any  advertisement,  article,  notice  or  other  communication regarding the securities  published in any newspaper,  magazine or similar media or broadcast  over  television or radio or presented at any seminar or any other general solicitation or general advertisement.

               ARTICLE V - COVENANTS OF THE SELLER AND PURCHASERS

     5.1  INSURANCE.  The Company and its Subsidiaries  shall, from time to time upon the  written  request  of any  Purchaser,  promptly  furnish or cause to be
furnished  to  such  Purchaser  evidence,   in  form  and  substance  reasonably
satisfactory to the Purchaser, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property,  including from product  liability,  and under workmen's  compensation laws.

     5.2  REPORTING  OBLIGATIONS.  So  long  as any of the  Notes  or  Preferred
Conversion  Shares  are  outstanding,  and so long as any  Warrant  has not been exercised  and has not expired by its terms,  the Company  shall  furnish to the
Purchasers, or any other persons who hold any of the Notes, Preferred Conversion
Shares or Warrants  (provided  that such  subsequent  holders give notice to the
Company  that they hold  Notes,  Preferred  Conversion  Shares or  Warrants  and
furnish their addresses)  promptly upon their becoming available one copy of (A)
each report,  notice or proxy statement sent by the Company to its  stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act)
and (B) any registration statement, prospectus or written communication pursuant to the  Securities  Act relating to the issuance or  registration  of Conversion
Shares and the Warrant  Shares and filed by the Company with the  Commission  or any  securities  market or exchange on which  shares of Common Stock are listed;
provided, however, that the Company shall have no obligation to deliver periodic reports (pursuant to the Exchange Act) under this Section 5.2 to the extent such reports are publicly available.

                                       14

     The  Purchasers  are hereby  authorized  to deliver a copy of any financial statement  or any other  information  relating to the  business,  operations  or financial  condition  of the  Company  which  may  have  been  furnished  to the
Purchasers hereunder,  to any regulatory body or agency having jurisdiction over the  Purchasers or to any Person which shall,  or shall have right or obligation to succeed to all or any part of the Purchasers' interest in the Company or this
Agreement.

     5.3  INVESTIGATION.   The   representations,   warranties,   covenants  and
agreements  set forth in this  Agreement  shall not be affected or diminished in any way by any  investigation  (or failure to  investigate) at any time by or on behalf  of  the  party  for  whose  benefit  such  representations,  warranties, covenants  and  agreements  were made.  Without  limiting the  generality of the foregoing,  the  inability or failure of the  Purchasers to discover any breach, default or  misrepresentation  by the Company under this  Agreement or the other
Transaction  Documents  (including under any certificate  furnished  pursuant to this Agreement), notwithstanding the exercise by the Purchasers or other holders of the Notes or Preferred Conversion Shares of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

     5.4  FURTHER ASSURANCES.  The Company shall, at its cost and expense,  upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered,  to the Purchasers  such further  instruments and do and cause to be done such further acts as may be necessary,  advisable or proper, in the reasonable  discretion of the Purchasers,  to carry out more effectually the provisions  and  purposes  of  this  Agreement.  The  parties  shall  use  their reasonable  best efforts to timely satisfy each of the  conditions  described in
Article VI of this Agreement.

     5.5  USE OF PROCEEDS. The Company covenants and agrees that the proceeds of the Purchase Price shall be used by the Company for working  capital and general corporate purposes,  including the funding of strategic acquisitions approved by the Board of Directors of the Company;  under no circumstances shall any portion of the proceeds be applied to:

          (i) accelerated  repayment of debt existing on the date hereof, except in connection  with the payment of  indebtedness  related to acquisition of
     Safir Rosetti, LLC and the Company's credit line with Silicon Valley Bank;

          (ii) the payment of  dividends or other  distributions  on any capital stock of the Company other than the Preferred Stock;

          (iii)   increased   executive   compensation  or  loans  to  officers,
     employees,  stockholders  or directors,  unless approved by a disinterested majority of the Board of Directors;

          (iv)  the  purchase  of  debt  or  equity  securities  of any  person, including  the  Company and its  Subsidiaries,  except in  connection  with investment  of excess cash in high quality  (A1/P1 or better)  money market instruments  having maturities of one year or less and except in connection with  strategic  acquisitions  approved  by the Board of  Directors  of the
     Company; or

                                       15

          (v) any  expenditure  not  directly  related  to the  business  of the
     Company.

     5.6  CORPORATE  EXISTENCE.  So long as a  Purchaser  owns  Securities,  the
Company shall preserve and maintain and cause its  Subsidiaries  to preserve and maintain  their  corporate  existence and good standing in the  jurisdiction  of their incorporation and the rights, privileges and franchises of the Company and
its  Subsidiaries   (except,  in  each  case,  in  the  event  of  a  merger  or consolidation in which the Company or its  Subsidiaries,  as applicable,  is not the  surviving  entity) in each case where  failure to so  preserve  or maintain could have a Material Adverse Effect.

     5.7  LICENSES.  The Company  shall,  and shall cause its  Subsidiaries  to, maintain at all times all material  licenses or permits necessary to the conduct of its business and as required by any  governmental  agency or  instrumentality thereof.

     5.8  LIKE TREATMENT OF PURCHASERS AND HOLDERS.  Neither the Company nor any
of its affiliates  shall,  directly or  indirectly,  pay or cause to be paid any consideration  (immediate  or  contingent),  whether  by way of  interest,  fee, payment for redemption,  conversion or exercise of the Securities, or otherwise, to any  Purchaser or holder of  Securities,  for or as an  inducement  to, or in connection  with the  solicitation  of, any consent,  waiver or amendment to any terms or provisions of this Agreement or the other Transaction Documents, unless such  consideration  is  required  to be paid to all  Purchasers  or  holders of
Securities bound by such consent,  waiver or amendment. In order to treat all of the  Purchasers  and holders of  Securities  equitably,  the Company  shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms.

     5.9  TAXES AND CLAIMS.  The Company and its Subsidiaries shall duly pay and discharge (a) all material taxes,  assessments and governmental  charges upon or against  the  Company  or its  properties  or assets  prior to the date on which penalties  attach  thereto,  unless and to the extent  that such taxes are being
diligently  contested  in  good  faith  and  by  appropriate  proceedings,   and
appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials,  supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Company or its  Subsidiaries  unless and to the extent only that the same are being diligently contested in good faith and by appropriate  proceedings and appropriate reserves therefor have been established.

     5.10 PERFORM COVENANTS.  The Company shall (a) make full and timely payment of any and all payments on the Notes, Preferred Conversion Shares,  Warrants and
all other obligations of the Company to the Purchasers in connection  therewith, whether now  existing  or  hereafter  arising,  and (b) duly comply with all the terms  and  covenants  contained  herein  and in  each  of the  instruments  and documents  given  to the  Purchasers  in  connection  with or  pursuant  to this
Agreement,  all at the times and places  and in the  manner set forth  herein or therein.

     5.11 SECURITIES LAWS DISCLOSURE;  PUBLICITY. The Company shall, within four business days  following the date of this  Agreement,  file a Current  Report on
Form 8-K,  disclosing the transactions  contemplated  hereby and make such other filings and notices  prior to and  following  the Closing Date in the manner and time  required by the  Commission  with respect  thereto.  The Company and North
Sound  Capital LLC ("NORTH  SOUND") shall consult with each other in issuing any

                                       16

press releases with respect to the transactions contemplated hereby, and neither the Company nor any  Purchaser  shall issue any such press  release or otherwise make any such public  statement  without the prior consent of the Company,  with respect to any press release of any  Purchaser,  or without the prior consent of
North Sound,  with respect to any press  release of the Company,  except if such disclosure is required by law, in which case the disclosing party shall promptly provide  the  other  party  with  prior  notice  of  such  public  statement  or communication.  The Company  shall  issue such a press  release  disclosing  the transactions  contemplated  hereby no later than the Business Day  following the
Closing Date.

     5.12 SECURITIES LAW COMPLIANCE.

     (a)  SECURITIES  ACT. The Company  shall  timely  prepare and file with the
Commission  the  form of  notice  of the  sale  of  securities  pursuant  to the requirements  of  Regulation  D  regarding  the  sale of the  Notes  under  this
Agreement.

     (b)  STATE  SECURITIES  LAW  COMPLIANCE  -- SALE.  The Company shall timely prepare  and file such  applications,  consents  to service of process  (but not including a general  consent to service of process)  and similar  documents  and take such other steps and perform  such further acts as shall be required by the state  securities  law  requirements  of each  jurisdiction  where  a  Purchaser resides, as indicated on SCHEDULE 1, with respect to the sale of the Notes under this  Agreement  provided,  however,  that the Company  shall not be required to qualify  generally  to do business in any  jurisdiction  where it is not then so qualified  or to take any  action  that would  subject it to general  service of process in any  jurisdiction  where it is not then so  subject  or  subject  the
Company to any  material  tax in any such  jurisdiction  where it is not then so subject.

     (c)  STATE SECURITIES LAW COMPLIANCE  --RESALE.  Beginning no later than 30 days  following  any date,  from time to time,  on which the Common  Stock is no longer a "covered security" under Section  18(b)(1)(A) of the Securities Act and continuing  until either (i) the  Purchasers  have sold all of their  Conversion
Shares  and  Warrant  Shares  under a  registration  statement  pursuant  to the
Investor Rights Agreement or (ii) the Common Stock becomes a "covered  security"
under Section  18(b)(1)(A)  of the  Securities  Act, the Company shall  maintain within  either  Moody's  Industrial  Manual  or  Standard  and  Poor's  Standard
Corporation Descriptions (or any successors to these manuals which are similarly qualified  as  "recognized  securities  manuals"  under  state Blue Sky laws) an updated  listing  containing  (i) the names of the officers and directors of the
Company,  (ii) a balance  sheet of the  Company  as of a date that is at no time older than eighteen  months and (iii) a profit and loss statement of the Company for either the preceding fiscal year or the most recent year of operations.

     5.13 NON-PUBLIC INFORMATION.

     (a)  The Company  agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any  information that the Company believes  constitutes material non-public  information,  unless prior thereto such Purchaser shall have executed a written  agreement  regarding the  confidentiality  and use of such information.  The Company  understands and confirms that each Purchaser  shall be relying on the foregoing  representations and agreement in effecting transactions in securities of the Company.

                                       17

     (b)  In the event of a breach of the covenant set forth in Section  5.13(a)
by the  Company or any other  Person  acting on its behalf,  the  Company  shall promptly,  but no later than 48 hours  after  becoming  aware of such  breach or being  notified  by the  Purchaser  in writing  of such  breach,  disclose  such information  by filing a Current  Report on Form 8-K,  unless the Company  shall promptly,  but no later  than 24 hours  after  receiving  such  notice  from the
Purchaser,  notify the Purchaser in writing that it has determined in good faith
that  the  applicable   information  does  not  constitute  material  non-public
information.

     (c)  In  addition  to any  other  remedy  provided  herein  or in the other
Transaction  Documents,  if, following a breach of Section 5.13(a),  the Company fails to comply with Section  5.13(b),  then a Purchaser shall have the right to make a public disclosure,  in the form of a press release,  public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company,  its Subsidiaries,  or any of its or their respective  officers, directors,  employees or agents.  No Purchaser  shall have any  liability to the
Company,  its  Subsidiaries,  or  any  of  its  or  their  respective  officers, directors, employees, shareholders or agents for any such disclosure pursuant to this Section 5.13(c).

     5.14 LISTING OF COMMON  STOCK.  The  Company  agrees  that,  if the Company applies to have the Common  Stock  listed or  re-listed  on any of the  American
Stock Exchange,  the New York Stock Exchange,  the Nasdaq National Market or the
Nasdaq  Capital  Market  (each a  "TRADING  MARKET"),  it will  include  in such application  the Conversion  Shares and the Warrant  Shares,  and will take such other action as is necessary to cause the  Conversion  Shares and Warrant Shares to be listed on such Trading Market as promptly as possible.

     5.15 TRANSFER RESTRICTIONS.

     (a)  The  Securities  may only be disposed of in compliance  with state and federal  securities  laws. In connection  with any transfer of Securities  other than  pursuant to an effective  registration  statement,  to the Company,  to an
Affiliate  of the  Purchaser  (who is an  accredited  investor  and  executes  a customary  representation letter) or in connection with a pledge as contemplated in Section 5.15(b), the Company may require the transferor thereof to provide to the  Company  an opinion of counsel  selected  by the  transferor,  the form and substance of which opinion shall be reasonably  satisfactory to the Company,  to the effect that the transfer does not require  registration  of the  transferred
Securities under the Securities Act,  PROVIDED,  HOWEVER,  that in the case of a transfer  pursuant to Rule 144, no opinion  shall be required if the  transferor provides the Company with a customary seller's representation letter, and if the sale is not  pursuant  to  subsection  (k) of Rule  144,  a  customary  broker's representation  letter and a Form 144. Any transferee  that agrees in writing to be bound by the terms of this Agreement and the Investor Rights  Agreement shall have the rights of a Purchaser  under this  Agreement  and the  Investor  Rights
Agreement.  Except as required by federal securities laws and the securities law of any state or other jurisdiction  within the United States, the Securities may be  transferred,  in whole or in part, by a Purchaser to any person at any time.
The Company shall reissue certificates  evidencing the Securities upon surrender of certificates  evidencing the Securities being  transferred in accordance with this Section 5.15(a).

     (b)  Each  Purchaser  agrees to the  imprinting,  so long as is required by this Section 5.15(b),  of a legend on any of the Securities in substantially the following form:

                                       18

     THESE  SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE
COMMISSION  OR THE  SECURITIES  COMMISSION  OF ANY  STATE  IN  RELIANCE  UPON AN
EXEMPTION  FROM  REGISTRATION  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), AND, ACCORDINGLY,  MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT
TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO
AN  AVAILABLE   EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE
REGISTRATION   REQUIREMENTS  OF  THE  SECURITIES  ACT  AND  IN  ACCORDANCE  WITH
APPLICABLE  STATE  SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO
THE  TRANSFEROR  TO THIS  EFFECT,  THE  SUBSTANCE  OF WHICH SHALL BE  REASONABLY
ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A
BONA FIDE MARGIN  ACCOUNT WITH A REGISTERED  BROKER-DEALER  OR OTHER LOAN WITH A
FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)
UNDER THE SECURITIES ACT.

     The Company  acknowledges  and agrees that each  Purchaser may from time to time  pledge  pursuant  to a  bona  fide  margin  agreement  with  a  registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a)
under the Securities  Act and, if required  under the terms of the  arrangement, each  Purchaser  may transfer  pledged or secured  Securities to the pledgees or secured  parties.  The a pledge or transfer  would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee,  secured party or pledgor shall be required in connection  therewith;  provided,  however, that the Purchaser shall provide the Company with the  documentation as is reasonably requested  by the  Company to ensure  that the pledge is pursuant to a bona fide margin agreement with a registered  broker-dealer or a security interest in some or all of the  Securities  to a  financial  institution  that is an  "accredited investor" as defined in Rule 501(a) under the  Securities  Act. The Company will execute  and  deliver  the  documentation  as a  pledgee  or  secured  party  of
Securities may reasonably request in connection with a pledge or transfer of the
Securities,  including  the  preparation  and filing of any required  prospectus supplement  under Rule 424(b)(3)  under the  Securities Act or other  applicable provision  of the  Securities  Act to  appropriately  amend the list of  selling stockholders thereunder.

     (c)  Certificates evidencing the Conversion Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 5.15(b)),  (i)
following any sale of the Conversion  Shares or Warrant Shares  pursuant to Rule
144  or  pursuant  to an  effective  registration  statement,  or  (ii)  if  the
Conversion  Shares or Warrant  Shares are  eligible  for sale under Rule 144(k), provided  that the  Purchaser  shall  provide the Company with such  information about such shares and such  Purchaser as is  reasonably  necessary to permit the
Company to conclude that such shares are so eligible,  or (iii) if the legend is not required  under  applicable  requirements  of the  Securities Act (including
judicial   interpretations  and  pronouncements  issued  by  the  Staff  of  the
Commission). The Company shall cause its counsel to issue a legal opinion to the
Company's  transfer  agent  promptly upon the occurrence of any of the events in clauses (i),  (ii) or (iii) above to effect the removal of the legend  hereunder and shall  also  cause its  counsel to issue a  "blanket"  legal  opinion to the
Company's  transfer  agent  promptly after the Effective Date (as defined in the
Investor  Rights  Agreement),  if required by the Company's  transfer  agent, to allow sales pursuant to an effective Registration  Statement,  which opinion may be subject to customary  qualifications.  The Company agrees that at the time as

                                       19

the legend is no longer required under this Section  5.15(c),  it will, no later than three  trading days  following the delivery by the Purchaser to the Company or the Company's transfer agent of a certificate  representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause  to be  delivered  to the  Purchaser  a  certificate  representing  the
Conversion  Shares or Warrant Shares that is free from all restrictive and other legends.  The  Company  may  not  make  any  notation  on its  records  or  give instructions to any transfer agent of the Company that enlarge the  restrictions on transfer set forth in this Section 5.15.

     (d)  Each Purchaser agrees that the removal of the restrictive  legend from certificates  representing  Conversion  Shares or Warrant Shares as set forth in this  Section  5.15 is  predicated  upon the  Company's  reliance  on,  and such
Purchaser's  agreement that it will not sell any Securities  except  pursuant to either the  registration  requirements  of the  Securities  Act,  including  any applicable prospectus delivery requirements, or an exemption therefrom.

     5.16 ISSUANCE OF ADDITIONAL SECURITIES.  From the date of the Closing until such  date as all of the Notes  have been  converted  into  Preferred  Stock and
Warrants pursuant to the terms thereof,  the Company shall not issue or sell any shares of Common  Stock or any  warrants  or other  rights to  subscribe  for or purchase any additional  shares of Common Stock or any  securities  convertible,
directly  or   indirectly,   into  shares  of  Common   Stock   ("COMMON   STOCK
EQUIVALENTS"), other than (a) the issuance of the Notes pursuant hereto, (b) the issuance of the Preferred Stock and Warrants upon  conversion of the Notes,  (c)
the  issuance of Preferred  Stock and Warrants to the holders of the  promissory notes of the Company set forth on SCHEDULE 5.16 (the  "EXISTING  NOTES") and (d)
any Exempt Issuance (as defined in the Certificate of Designation).

     5.17 ISSUANCE OF ADDITIONAL PREFERRED STOCK. Upon the prior written consent of North  Sound,  the Company may issue any shares of  Preferred  Stock that are authorized as of the date hereof (and following the filing of the Certificate of
Designation)  but not  otherwise  issued  upon  conversion  of the  Notes or the
Existing  Notes pursuant to such terms and conditions as are acceptable to North
Sound in its sole discretion.

     5.18 CONSENT TO DILUTIVE  ISSUANCES.  From the date of this Agreement until the Expiration Date (as defined below), the Company shall not, without the prior written consent of North Sound,  issue, sell or enter into an agreement to issue or sell any shares of Common Stock or any  options,  warrants or other rights to subscribe  for or  purchase  any  shares  of  Common  Stock  or  any  securities convertible into shares of Common Stock (in each case, a "TRANSACTION")  if such
Transaction  would  result in an  adjustment  (that  has not been  waived by all holders  of the  Series A  Preferred  Stock)  pursuant  to  Section  6(d) of the
Company's Certificate of Designations,  Powers, Preferences and other rights and
Qualifications  of the  Series A  Convertible  Preferred  Stock  (the  "SERIES A
DESIGNATION"  and such  Series A  Convertible  Preferred  Stock,  the  "SERIES A
PREFERRED   STOCK")  to  the  Conversion  Rate  (as  defined  in  the  Series  A
Designation)  of the Series A Preferred Stock (an  "ANTI-DILUTION  ADJUSTMENT").
Notwithstanding  the  foregoing,  from  the  date of this  Agreement  until  the
Expiration  Date,  the Company shall not,  without the prior written  consent of
North  Sound,  engage in any  Transaction  pursuant  to which the Company or any
Affiliate or Person acting on the Company's  behalf,  provides any consideration of any  kind  whatsoever  to the  holders  of the  Series A  Preferred  Stock in

                                       20

exchange  for any of such  holders'  waiver of their  right to an  Anti-dilution
Adjustment  to which they would  otherwise be entitled in  connection  with such
Transaction.  "EXPIRATION  DATE"  shall  mean such time as any of the  following occur:  (a) North  Sound  holds less than 25% of the shares of  Preferred  Stock issued to North  Sound  upon  conversion  of the Note,  (b) less than 25% of the shares of Series A Preferred  Stock  outstanding  on the date of this  Agreement remain  outstanding  or (c) the Series A  Designation  is amended  such that the
Conversion Rate of the Series A Preferred  Stock will be adjusted  pursuant to a
weighted  average   anti-dilution  formula  equivalent  to  that  by  which  the
Conversion  Value (as defined in the Certificate of Designation) of the Series B
Preferred  Stock is adjusted  pursuant  to Section  5(i) of the  Certificate  of
Designation..

                       ARTICLE VI -- CONDITIONS TO CLOSING

     6.1  CONDITIONS TO  OBLIGATIONS  OF  PURCHASERS TO EFFECT THE CLOSING.  The
obligations  of  a  Purchaser  to  effect  the  Closing  and  the   transactions
contemplated by this Agreement shall be subject to the  satisfaction at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, by a Purchaser:

     (a)  The  Company  shall  deliver or cause to be  delivered  to each of the
Purchasers the following:

          1.   An original Note in the original principal amount as is indicated
     on SCHEDULE 1 to be purchased at the Closing by such Purchaser,  registered in the name of such Purchaser.

          2.   The Investor  Rights  Agreement,  in the form attached  hereto as
     EXHIBIT D (the "INVESTOR RIGHTS AGREEMENT"), duly executed by the Company.

          3.   A legal opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP
     ("COMPANY'S Counsel"),  counsel to the Company, in the form attached hereto as EXHIBIT E.

          4.   A certificate  of the Secretary of the Company (the  "SECRETARY'S
     CERTIFICATE"),  as of the Closing Date, in form and substance  satisfactory to the Purchasers, certifying as follows:

               (i)    that  the  Certificate  of  Designation   authorizing  the
          Preferred  Stock has been duly filed in the office of the Secretary of
          State of the State of Nevada,  and that  attached  to the  Secretary's
          Certificate is true and complete copy of the Articles of Incorporation of the Company, as amended, and the Certificate of Designation;

               (ii)   that a true copy of the Bylaws of the Company,  as amended to the Closing Date, is attached to the Secretary's Certificate;

               (iii)  that attached  thereto are true and complete copies of the resolutions of the Board of Directors of the Company  authorizing  the execution,  delivery and  performance  of this Agreement and the other
          Transaction  Documents,  instruments and  certificates  required to be executed by it in connection  herewith and approving the  consummation

                                       21

          of the transactions in the manner contemplated  hereby including,  but not limited to, the  authorization  and  issuance of the Notes and the
          Preferred Stock and that such resolutions are in full force and effect and that there are no other resolutions of the Board of Directors with respect to the subject matter thereof;

               (iv)   the  names  and true  signatures  of the  officers  of the
          Company signing this Agreement and all other documents to be delivered in connection with this Agreement;

               (v)    such other matters as required by this Agreement; and

               (vi)   such  other  matters  as  the  Purchasers  may  reasonably request.

          5.   A wire transfer  representing  the Purchasers'  reasonable  legal fees and other  expenses as described in Section 8.2 hereof;  such fee may, at the  election of the  Purchasers,  be paid out of the funds due from the
     Purchasers at the Closing.

          6.   Proof of due filing with the  Secretary  of State of the State of
     Nevada of the Certificate of Designation authorizing the Preferred Stock.

          7.   Company  shall  have  applied to each U.S.  securities  exchange, interdealer  quotation  system and other trading market,  if any, where its
     Common Stock is currently  listed or qualified for trading or quotation for the  listing or  qualification  of the  Conversion  Shares and the  Warrant
     Shares for  trading or  quotation  thereon in the time and manner  required thereby.

          8.   A good  standing  certificate  of the  Company,  of recent  date, certified by the Secretary of State of the State of Nevada.

          9.   Such other documents as the Purchasers shall reasonably request.

     (b)  All of the Purchasers,  the Company and Silicon Valley Bank shall have entered into a Subordination  Agreement in the form attached hereto as EXHIBIT F
(the "SUBORDINATION AGREEMENT").

     (c)  As of the Closing  Date,  there  shall have been no  Material  Adverse
Effect with respect to the Company since the date hereof.

     6.2  CONDITIONS TO  OBLIGATIONS  OF THE COMPANY TO EFFECT THE CLOSING.  The
obligations  of  the  Company  to  effect  the  Closing  and  the   transactions
contemplated by this Agreement shall be subject to the  satisfaction at or prior to the Closing of each of the following conditions,  any of which may be waived, in writing, by the Company:

     Each of the  Purchasers  shall  deliver  or  cause to be  delivered  to the
Company (i) payment of the Purchase  Price set forth  opposite such  Purchaser's name on SCHEDULE 1, in cash by wire transfer of immediately  available  funds to the account of the  Company  designated  in writing by the Company  prior to the date hereof; (ii) an executed copy of this Agreement; (iii) an executed copy of

                                       22

the  Investor  Rights  Agreement;  (iv) an  executed  copy of the  Subordination
Agreement; and (v) such other documents as the Company shall reasonably request.

             ARTICLE VII - INDEMNIFICATION, TERMINATION AND DAMAGES

     7.1  SURVIVAL OF REPRESENTATIONS.  Except as otherwise provided herein, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this
Agreement and the Closing Date and shall continue in full force and effect for a period of two (2) years  from the  Closing  Date;  provided,  however,  that the
Company's  warranties  and  representations  under  Sections 3.13 (Taxes),  3.19
(Subsidiaries  and  Investments),  3.20  (Capitalization),  and  3.21  (Options,
Warrants, Rights), shall survive the Closing Date and continue in full force and effect  until the  expiration  of all  applicable  statutes of  limitation;  and further provided that the Company's warranties and representations under Section
3.25 (Environmental Matters) shall survive the Closing Date and continue in full force and  effect  for a period  of six (6) years  from the  Closing  Date.  The
Company's and the Purchasers'  warranties and representations shall in no way be affected or diminished  in any way by any  investigation  of the subject  matter thereof made by or on behalf of the Company or the Purchasers.

     7.2  INDEMNIFICATION.

     (a)  The Company  agrees to indemnify  and hold  harmless  the  Purchasers, their Affiliates,  each of their officers,  directors,  partners,  employees and agents and their respective successors and assigns, from and against any losses, damages,  or  expenses  which are  caused  by or arise out of (i) any  breach or default in the  performance  by the Company of any covenant or agreement made by the Company in this Agreement or in any of the Transaction  Documents;  (ii) any
breach of warranty or representation made by the Company in this Agreement or in any of the Transaction  Documents (iii) any and all third party actions,  suits,
proceedings,   claims,  demands,   judgments,   costs  and  expenses  (including
reasonable legal fees and expenses) incident to any of the foregoing.

     (b)  Each of the Purchasers,  severally and not jointly, agree to indemnify and  hold  harmless  the  Company,  its  Affiliates,  each  of  their  officers, directors,  partners,  employees and agents and their respective  successors and assigns,  from and against any losses,  damages, or expenses which are caused by or arise out of (A) any breach or default in the  performance  by such Purchaser of any covenant or agreement  made by such Purchaser in this Agreement or in any of the Transaction Documents;  (B) any breach of warranty or representation made by such Purchaser in this Agreement or in any of the Transaction Documents;  and
(C) any and all  third  party  actions,  suits,  proceedings,  claims,  demands, judgments,  costs and expenses  (including  reasonable  legal fees and expenses)
incident  to  any of  the  foregoing;  provided,  however,  that  a  Purchaser's liability  under this Section 7.2(b) shall not exceed the Purchase Price paid by such Purchaser hereunder.

     7.3  INDEMNITY  PROCEDURE.  A  party  or  parties  hereto  agreeing  to  be responsible for or to indemnify against any matter pursuant to this Agreement is referred  to herein as the  "INDEMNIFYING  PARTY" and the other party or parties claiming  indemnity is referred to as the  "INDEMNIFIED  PARTY".  An Indemnified

                                       23

Party under this Agreement  shall,  with respect to claims asserted against such party by any third party,  give written notice to the Indemnifying  Party of any liability  which might give rise to a claim for indemnity  under this  Agreement within  sixty (60)  business  days of the receipt of any written  claim from any such  third  party,  but not later than  twenty  (20) days prior to the date any answer or  responsive  pleading is due,  and with  respect to other  matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying  Party of any liability which might give rise to a claim for indemnity;  provided,  however,  that any  failure to give such  notice will not waive any rights of the Indemnified Party except to the extent the rights of the
Indemnifying Party are materially adversely prejudiced.

     The Indemnifying Party shall have the right, at its election,  to take over the  defense  or  settlement  of such  claim by  giving  written  notice  to the
Indemnified Party at least fifteen (15) days prior to the time when an answer or other  responsive  pleading or notice with respect  thereto is required.  If the
Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified  Party's approval of such counsel,  which  approval  shall not be  unreasonably  withheld),  shall be solely  responsible  for the  expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying  Party shall not settle any such claim  without  prior  notice to and  consultation  with the
Indemnified  Party,  and no such  settlement  involving any equitable  relief or which  might have an adverse  effect on the  Indemnified  Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably  withheld).  So  long  as  the  Indemnifying  Party  is  diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such  claim  only at its own  expense  and the  Indemnifying  Party  will not be responsible  for the fees of separate  legal counsel to the  Indemnified  Party,
unless  the  named   parties  to  any   proceeding   include   both  parties  or
representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election,  or having made such election does not, in the  reasonable  opinion of the  Indemnified  Party  proceed  diligently  to  defend  such  claim,  then the
Indemnified  Party may (after written notice to the Indemnifying  Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the  Indemnified  Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the  defense of any such  claim.  The parties  agree to  cooperate  in defending such third party claims and the  Indemnified  Party shall provide,  at the expense of the Indemnifying  Party,  such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which  indemnification  is sought hereunder;  and the parties  hereto  agree to  cooperate  with each other in order to ensure the proper and adequate defense thereof.

     With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment  against the Indemnified  Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date  that the  judgment  creditor  has the  right to  execute  the judgment; (ii) the entry of an unappealable judgment or final appellate decision
against  the   Indemnified   Party;   or  (iii)  a  settlement   of  the  claim.

                                       24

Notwithstanding  the  foregoing,  the  reasonable  expenses  of  counsel  to the
Indemnified  Party shall be reimbursed  on a current  basis by the  Indemnifying
Party.  With  regard  to other  claims  for  which  indemnification  is  payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

                          ARTICLE VIII - MISCELLANEOUS

     8.1  FURTHER  ASSURANCES.  Each party  agrees to  cooperate  fully with the other parties and to execute such further instruments,  documents and agreements and to give such further  written  assurances as may be reasonably  requested by any other party to better evidence and reflect the transactions described herein and  contemplated  hereby and to carry into effect the  intents and  purposes of this Agreement,  and further agrees to take promptly,  or cause to be taken, all actions, and to do promptly,  or cause to be done, all things necessary,  proper or  advisable  under  applicable  law  to  consummate  and  make  effective  the transactions  contemplated hereby, to obtain all necessary waivers, consents and approvals,  to effect all necessary registrations and filings, and to remove any injunctions  or other  impediments  or delays,  legal or otherwise,  in order to consummate and make effective the  transactions  contemplated  by this Agreement for the purpose of securing to the parties hereto the benefits  contemplated  by this Agreement.

     8.2  FEES AND EXPENSES. The Company shall be responsible for the payment of the Purchasers' reasonable legal fees and other third-party expenses relating to the  preparation  and  negotiation of this  Agreement and the other  Transaction
Documents  and the  consummation  of the  transactions  contemplated  herein and therein, up to $45,000. This Section 8.2 shall not limit or modify the Company's obligation  to pay any  amounts  pursuant  to Section 4 of the  Investor  Rights
Agreement.

     8.3  NOTICES.  Any and all notices or other  communications  or  deliveries required or permitted to be provided  hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of  transmission,  if such notice or  communication is delivered via facsimile at the facsimile number specified in this Section  prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication  is delivered via facsimile at the facsimile  number  specified in this  Section on a day that is not a business  day or later than 5:00 p.m.  (New
York City time) on any business  day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal  Express  with next day  delivery  specified.  The  address  for such notices and communications shall be as follows:

     If to the Purchasers at each  Purchaser's  address set forth under its name on SCHEDULE 1 attached hereto, or with respect to the Company, addressed to:

                  GlobalOptions Group, Inc.
                  75 Rockefeller Plaza
                  27th Floor
                  New York, New York 10019
                  Attention:  Chief Financial Officer
                  Facsimile No.:  212-445-0053

or to such other address or addresses or facsimile number or numbers as any such

                                       25

party may most recently have  designated in writing to the other parties  hereto by such  notice.  Copies  of  notices  to the  Company  shall be sent to  Olshan
Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street,
New York, NY 10019, Attn: Robert H. Friedman,  Esq., Facsimile No. 212-451-2222.
Copies of  notices  to any  Purchaser  shall be sent to the  addresses,  if any, listed on SCHEDULE 1 attached hereto.

     Unless otherwise stated above, such communications  shall be effective when they are received by the addressee  thereof in conformity with this Section 8.3.
Any party may  change  its  address  for such  communications  by giving  notice thereof to the other parties in conformity with this Section.

     8.4  GOVERNING LAW. All questions  concerning the  construction,  validity, enforcement  and  interpretation  of this  Agreement  shall be  governed  by and enforced in accordance with the laws of the State of New York without  reference to the conflicts of laws principles thereof.

     8.5  JURISDICTION  AND  VENUE.  This  Agreement  shall  be  subject  to the exclusive  jurisdiction of the Federal District Court,  Southern District of New
York and if such court does not have proper  jurisdiction,  the State  Courts of
New York County,  New York. The parties to this Agreement  agree that any breach of any  term or  condition  of this  Agreement  shall be  deemed  to be a breach occurring  in the State of New York by virtue of a  failure  to  perform  an act required to be performed in the State of New York and  irrevocably and expressly agree to submit to the  jurisdiction  of the Federal  District  Court,  Southern
District  of New York and if such court does not have proper  jurisdiction,  the
State  Courts of New York  County,  New York for the  purpose of  resolving  any disputes  among the  parties  relating  to this  Agreement  or the  transactions contemplated  hereby.  The parties  irrevocably  waive,  to the  fullest  extent permitted by law,  any  objection  which they may now or  hereafter  have to the laying of venue of any suit, action or proceeding  arising out of or relating to this Agreement,  or any judgment  entered by any court in respect hereof brought in New York County,  New York, and further  irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court,  Southern District of New York and if such  court  does not have  proper  jurisdiction,  the  State
Courts of New York County,  New York has been brought in an inconvenient  forum.
Each of the parties  hereto  consents to process  being served in any such suit, action or proceeding,  by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.5 shall  affect or limit any right to serve  process in any other manner permitted by law.

     8.6  SUCCESSORS  AND  ASSIGNS.  This  Agreement  is personal to each of the parties  and may not be  assigned  without  the  written  consent  of the  other parties;  provided,  however,  that any of the Purchasers  shall be permitted to assign this  Agreement to any Person to whom it assigns or transfers  securities issued  or  issuable  pursuant  to  this  Agreement.  Any  assignee  must  be an
"ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities
Act.

     8.7  SEVERABILITY.  If any provision of this Agreement,  or the application thereof, shall for any reason or to any extent be invalid or unenforceable,  the remainder of this  Agreement and  application of such provision to other persons or  circumstances  shall  continue  in full  force and  effect  and in no way be affected, impaired or invalidated.

                                       26

     8.8  ENTIRE  AGREEMENT.   This  Agreement  and  the  other  agreements  and
instruments  referenced herein constitute the entire understanding and agreement of the parties  with respect to the subject  matter  hereof and  supersedes  all prior agreements and understandings.

     8.9  OTHER  REMEDIES.  Except as  otherwise  provided  herein,  any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy  conferred  hereby or by law, or in equity on such  party,  and the  exercise  of any one  remedy  shall not  preclude  the exercise of any other.

     8.10 AMENDMENT AND WAIVERS.  Any term or provision of this Agreement may be amended,  and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively)
only  by a  writing  signed  by the  Company  and  the  holders  of at  least  a majority-in-interest  of the  Securities  then  outstanding,  and such waiver or amendment, as the case may be, shall be binding upon all Purchasers.  The waiver by a party of any breach hereof or default in the  performance  hereof shall not be deemed to constitute a waiver of any other default or any  succeeding  breach or default. No amendment shall be effected to impact a holder of Securities in a disproportionately  adverse  fashion  without  the  consent  of such  individual holder.

     8.11 NO WAIVER.  The failure of any party to enforce any of the  provisions hereof  shall  not be  construed  to be a  waiver  of the  right  of such  party thereafter to enforce such provisions.

     8.12 CONSTRUCTION OF AGREEMENT;  KNOWLEDGE. For purposes of this Agreement, the  term  "KNOWLEDGE,"  when  used in  reference  to a  corporation  means  the
knowledge  of  the  directors  and  executive   officers  of  such   corporation
(including, if applicable, any person designated as a chief scientific,  medical or technical  officer)  assuming  such  persons  shall have made inquiry that is customary and appropriate  under the  circumstances  to which reference is made, and  when  used in  reference  to an  individual  means  the  knowledge  of such individual assuming the individual shall have made inquiry that is customary and appropriate  under the  circumstances  to which reference is made.  Whenever any form of the word "include" is used in this Agreement, it shall be interpreted as if it were followed by the phrase "without limitation".

     8.13 COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of counterparts,  each of which  shall be an  original  as against  any party whose signature appears thereon and all of which together shall constitute one and the
same  instrument.   This  Agreement  shall  become  binding  when  one  or  more counterparts hereof,  individually or taken together,  shall bear the signatures of all of the parties  reflected  hereon as  signatories.  In the event that any signature  is delivered by  facsimile  or other  electronic  image  transmission technology,  such signature  shall create a valid and binding  obligation of the party  executing (or on whose behalf such  signature is executed)  with the same force and effect as if such signature page were an original thereof.

     8.14 NO THIRD PARTY  BENEFICIARY.  Except as expressly set forth in Article
VII,  nothing  expressed or implied in this  Agreement is intended,  or shall be construed,  to confer upon or give any person other than the parties  hereto and
their  respective  heirs,  personal   representatives,   legal  representatives,
successors and permitted  assigns,  any rights or remedies under or by reason of this Agreement.

                                       27

     8.15 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY
JURY IN ANY  SUIT,  ACTION  OR  PROCEEDING  RELATING  TO THIS  AGREEMENT  OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

     8.16 INDEPENDENT   NATURE  OF  PURCHASERS'   OBLIGATIONS  AND  RIGHTS.  The
obligations of each Purchaser under this Agreement or any Transaction  Documents are several and not joint with the  obligations of any other  Purchaser,  and no
Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement.  Nothing contained herein or in any  Transaction  Documents,  and no  action  taken  by any  Purchaser  pursuant thereto,  shall be deemed to  constitute  the  Purchasers as a  partnership,  an association,  a joint venture or any other kind of group or entity,  or create a presumption  that the  Purchasers are in any way acting in concert or as a group with  respect  to such  obligations  or the  transactions  contemplated  by such agreement. Each Purchaser shall be entitled to independently protect and enforce its  rights,  including  without  limitation,  the  rights  arising  out of this
Agreement  or  out of the  other  Transaction  Documents,  and it  shall  not be necessary  for any other  Purchaser to be joined as an  additional  party in any proceeding  for  such  purpose.  Each  Purchaser  represents  that  it has  been represented by its own separate  legal counsel in its review and  negotiation of
this   Agreement   and  the  other   Transaction   Documents.   For  reasons  of
administrative  convenience only, the Purchasers acknowledge and agree that they and their respective counsel have chosen to communicate with the Company through
Wiggin  and Dana LLP,  but  Wiggin  and Dana LLP does not  represent  any of the
Purchasers in this transaction other than North Sound Capital LLC.

                            [SIGNATURE PAGE FOLLOWS]

                                       28

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.

SELLER:

GLOBALOPTIONS GROUP, INC.

By:________________________________
Name:
Title:

                                       29

                            OMNIBUS SIGNATURE PAGE TO
                            GLOBALOPTIONS GROUP, INC.
                       CONVERTIBLE NOTE PURCHASE AGREEMENT

The  undersigned  hereby  executes and delivers the  Convertible  Note  Purchase
Agreement to which this  signature  page is attached,  which,  together with all counterparts  of the Agreement and signature pages of the other parties named in said  Agreement,  shall  constitute one and the same document in accordance with the terms of the Agreement.

                                     Print Name: _______________________________

                                     By:         _______________________________

                                     Name:       _______________________________

                                     Title:      _______________________________

                                     Address:    _______________________________

                                                 _______________________________

                                                 _______________________________

                                     Telephone:  _______________________________

                                     Facsimile:  _______________________________

                                     SOC/EIN#:   _______________________________

                                     Original Principal Amount of Notes

                                     Purchased:  _______________________________